Sigma-Aldrich Corporation Q4 2010 Earnings Review & 2011 Outlook • Enabling Science to Improve the Quality of Life Exhibit 99.2

2 2
Cautionary Statements
Our presentation today will include forward looking statements relating to the Company’s future performance, goals, strategic actions and initiatives and similar intentions and beliefs, including expectations, goals, beliefs, intentions and the like regarding future sales, earnings, free cash flow, share repurchases, acquisitions and other matters. These statements are based on assumptions regarding Company operations, investments and acquisitions and conditions in the markets the Company serves.  We believe that these expectations are reasonable and well-founded. The forward-looking statements in this presentation are subject to risks and uncertainties including, among others, certain economic, political and technological factors. Actual results could differ materially from those stated or implied during this review or contained in other Company communications due to, but not limited to, such factors as (1) global economic conditions, (2)
changes in pricing and the competitive environment and the global demand for our products, (3) fluctuations in foreign currency exchange rates, (4) changes in research funding and the success of research and development activities, (5) failure of planned sales initiatives in our
Research and SAFC businesses, (6) dependence on uninterrupted manufacturing operations, (7) failure to achieve planned cost reductions in global supply chain initiatives and restructuring actions, (8) changes in the regulatory environment in which the Company operates, (9)
changes in worldwide tax rates or tax benefits from domestic and international operations, including the matter described in Note 3–Income
Taxes– to the Consolidated Financial Statements in the Company’s Form 10-Q report for the quarter ended September 30, 2010,  (10)
exposure to litigation, including product liability claims, (11) the ability to maintain adequate quality standards, (12) reliance on third party package delivery services, (13) an unanticipated increase in interest rates, (14)  other changes in the business environment in which the
Company operates, and (15) the outcome of the outstanding matters described in Note 14-Contingent Liabilities and Commitments to the
Consolidated Financial Statements-in the Company’s Form 10-Q report for the quarter ended September 30, 2010.  A further discussion of risk factors can be found in Item 1A of part 2 of the Company’s Form 10-K report for the year ended December 31, 2009 and the
Company’s Form 8-K filed on October 25, 2010. The Company does not undertake any obligation to publicly update the matters covered in this presentation.
With over 60% of sales denominated in currencies other than the U.S. dollar, management uses currency-adjusted growth, and believes it is useful to investors, to judge the Company’s controllable, local currency performance. Organic sales growth data presented in this review is proforma data and excludes currency impacts. The Company calculates the impact of changes in foreign currency exchange rates by multiplying current period activity by the difference between current period exchange rates and prior period exchange rates. The result is the defined impact of changes in foreign currency exchange rates. While we are able to report historical currency impacts after the fact, we are unable to estimate changes that may occur later in 2011 to applicable exchange rates. Any significant changes in currency exchange rates would likely have a significant impact on our reported growth rates due to the volume of our sales denominated in foreign currencies.
Management also uses adjusted  net income and EPS, adjusted operating income and operating income margins (excluding restructuring and impairment costs) and free cash flow, non-GAAP measures, to judge its performance and ability to pursue opportunities that enhance shareholder value. Due to the uncertain timing of the future restructuring and other extraordinary special changes, we are unable to include a 2011 diluted GAAP EPS forecast or reconcile to our 2011 diluted adjusted EPS forecast or provide a reconciliation to corresponding
GAAP measures . Management believes this non-GAAP information is useful to investors as well.  Reconciliations of GAAP to non-GAAP information are included in the Company’s February 9, 2011 earnings release posted on its website,
www.sigma-aldrich.com,
and in the
Appendix – Reconciliation of GAAP to non-GAAP Financial Measures beginning on Slide 17.

3 Rakesh Sachdev President and CEO

Strategic Priorities
• Enhance Growth in our Core Research and SAFC Business
•
Focus on higher growth markets of:
– Analytical Chemistry
– Biology
– Chemistry/Materials Science
•
Capitalize on our unique manufacturing capabilities and cGMP facilities in SAFC
• Drive Operational Excellence
•
Continue to build upon the success of our global supply chain initiatives
•
Streamline manufacturing and distribution footprint
•
Expand global sourcing
• Leverage Strong Cash Flow
•
Actively pursue “bolt-on” acquisitions

Fourth Quarter 2010 Financial Results
($ in millions, except per share amounts)
5
YEAR-OVER-YEAR
Q4 performance reflects sales growth for both
research and SAFC businesses
*Includes currency impact: Net Income – $(2); Diluted EPS - $(0.02)
As
Reported*
Q4 2010
Excluding
Restructuring &
Impairment Costs
As
Reported
Excluding
Restructuring &
Impairment Costs
Net Income $94 $102 1% 3%
Diluted EPS $0.76 $0.83 1% 4%
Free Cash Flow $92 25%
Q4 2010
As
Reported
Excluding
Currency Impact
Sales $582 2% 3%
YEAR-OVER-YEAR

Full Year 2010 Financial Results
($ in millions, except per share amounts)
6
*Includes currency benefit: Net Income - $15; Diluted EPS - $0.12
YEAR-OVER-YEAR
As
Reported*
YTD 2010
Excluding
Restructuring &
Impairment Costs
As
Reported
Excluding
Restructuring &
Impairment Costs
Net Income $384 $408 11% 16%
Diluted EPS $3.12 $3.31 11% 16%
Free Cash Flow $424 7%
2010
Year-to-Date
As
Reported
Excluding
Currency Impact
Sales $2,271 6% 5%
YEAR-OVER-YEAR
Achieved new performance record in 2010

7 7
2010 Sales Growth
RESEARCH
72%
28%
SAFC
Sales Mix (YTD)
Total
Company
SAFC
Research
3%
4%
3%
4%
9%
5%
Full Year 2010/
Full Year 2009 Q4 2010/Q4 2009
Demand for research products continued to show growth.
SAFC sales set new quarterly high

8
2010 operating margins reflect impact of restructuring costs and impairment charge

Margin Analysis
PERCENTAGE OF SALES
22.3%
1.4
0.2
(1.3)
22.3%
2010: Operating Margin
S,G&A, R&D Expenses
Price
Volume/Mix/Productivity/Currency Impact
YTD
23.3%
1.9
0.2
(0.2)
24.3%
2009: Operating Margin
Q4
Restructuring Costs
(0.3)
(0.6)
Impairment Charge
-
(0.3)

9 9
Free Cash Flow
(in millions)
2010
$ 384
93
17
29
523
(99)
$ 424
Net Income
Free Cash Flow
Net Cash Provided by Operating Activities
Less Capital Expenditures
Other
Changes in Performance Working Capital*
Depreciation & Amortization
2009
$347
92
57
20
516
(120)
$396
*Accounts Receivable + Inventory – Accounts Payable
YEAR ENDED DECEMBER 31
Free cash flow remains strong

10 10
Fourth Quarter 2010 Highlights
Continued focus on long-term growth opportunities
•
End Markets
– Improved Growth in Chemical Related Industrial Customers and Academic Customer
Sectors partially offset by challenges in Pharmaceutical sector
•
Life Science
– Partnered with Autism Speaks to create genetically engineered knockout rats to identify approaches for Autism treatment
– Expanded availability of ZFN (Zinc Finger Nuclease) Technology based technology for biopharmceutical use
– Successfully “Knocked-in” foreign genes in rats using ZFN Technology
– Received silver medal from “The Scientist” for genetically modified cell lines
– Added 1,700 new antibodies to increase offering to 40,000
•
Hitech
– Added Nanosys created silicon nanowires to research product offering
– Expanded capability in better high purity metals, metal salts, alloys and ceramics for electronic applications
Highlights

11 11
Q4 & YTD Sales Performance
Initiatives collectively on track with expectations
*Varies for individual product lines
See page 19 reconciling organic growth to reported growth
Q4       YTD
Innovation
Organic Organic
•
Analytical, Biology, Materials Science Sales Growth (2)-6%* 2-10%*
Geographic Growth
•
North America 4% 5%
•
Europe (3)% 1%
•
Asia Pacific/Latin America 16% 15%
•
Focus Markets – India, China, Brazil 23% 25%
SAFC Sales
•
Build on momentum in key product segments 4% 9%
eCommerce Sales
% of Research Sales % of Research Sales
•
Research Sales via eCommerce channels 49% 48%

0.64
0.58
0.52
0.46
0.42
0
0.1
0.2
0.3
0.4
0.5
0.6
2006 2007 2008 2009 2010
Profitable Growth
•
Demonstrated historical performance
•
Robust business model
DILUTED EARNINGS PER SHARE ($)
3.12
2.80
2.65
2.34
2.05
0.5
1.5
2.5
3.5
2006 2007 2008 2009 2010
ANNUAL DIVIDEND PER SHARE ($)
2,271
2,148
2,201
2,039
1,798
0
500
1,000
1,500
2,000
2,500
2006 2007 2008 2009 2010
REPORTED SALES $ IN MILLIONS
Continued a 36 year track record of annual increases in EPS and dividends

OPERATING CASH FLOW ($M)
523
516
404
417
330
0
100
200
300
400
500
600
2006 2007 2008 2009 2010
CAPITAL EXPENDITURES ($M)
99
120
90
78
75
0
50
100
150
2006 2007 2008 2009 2010
7% CAGR
Strong Cash Flow
Able to fund short and long term growth
FREE CASH FLOW ($M)
424
396
314
339
255
0
100
200
300
400
500
600
2006 2007 2008 2009 2010
Free cash flow is defined as cash flow from
operating activities less capital expenditures

14 14 2011 Guidance Organic Revenue Growth Diluted Adjusted EPS* Free Cash Flow Mid-single digits $3.45 to $3.60 >$375M *Excludes any restructuring and other extraordinary special charges

2011 Outlook – Highlights
• Sales
• Research Products
• Expanded Analytical Chemistry Portfolio
(Cerilliant and Research Technology Corporation)
• More Biomolecules
(Antibodies, Proteins and Peptides)
• Broader Zinc Finger offering
• Expanded offering of genetically
modified cell lines
• New capacity
– India – Packaging and distribution
– China – Quality Control and packaging
• SAFC
• New marketing campaign
• Continued strength in Hitech sales
• New Hitech manufacturing capacity in Taiwan
• Improved sales to pharmaceutical customers
• Performance
• Stable operating margins
• Strong free cash flow
• Increased dividend

16 16 QUESTIONS? Sigma-Aldrich Corporation Q4 2010 Earnings Review

17 Appendix Reconciliation of GAAP to Non-GAAP Financial Measures

Reconciliation of Reported Net Income to
Adjusted Net Income
2010 2009 2010 2009
Reported net income 94 $               93 $               0.76 $           0.75 $
Restructuring costs 8 6 0.07 0.05
Impairment charge - - - -
Adjusted net income
102 $
99 $
0.83 $
0.80 $
2010 2009 2010 2009
Reported net income 384 $            347 $            3.12 $           2.80 $
Restructuring costs 17 6 0.14 0.05
Impairment charge 7 - 0.05 -
Adjusted net income 408 $            353 $            3.31 $           2.85 $
Net Income Diluted Earnings
December 31, December 31,
(in millions) Per Share
Three Months Ended Three Months Ended
Net Income Diluted Earnings
(in millions) Per Share
Twelve Months Ended Twelve Months Ended
December 31, December 31,

Reconciliation of Reported Sales Growth to
Adjusted (Organic) Sales Goal
Three Months Ended December 31, 2010
Reported FX Impact Organic
•
Analytical, Biology, Materials Science Sales Growth (2)-6%* (1)-0%* (1)-6%*
Geographic Growth
•
North America 4% – 4%
•
Europe (9%) (6%) (3%)
•
Asia Pacific/Latin America 21% 5% 16%
•
Focus Markets – India, China, Brazil 27% 4% 23%
Twelve Months Ended December 31, 2010
Reported FX Impact Organic
•
Analytical, Biology, Materials Science Sales Growth 2-12%* 0–2%* 2-10%*
Geographic Growth
•
North America 6% 1% 5%
•
Europe (2)% (3%) 1%
•
Asia Pacific/Latin America 23% 8% 15%
•
Focus Markets – India, China, Brazil 31% 6% 25%
*Varies for individual product areas

Reconciliation of Reported Sales Growth to Adjusted (Organic)
Sales Growth
Currency Adjusted
Reported
Impact (Organic)
   Research Essentials 2%                 (2%)                    4%
   Research Specialties 3%                 (2%)                    5%
   Research Biotech (2%)                -                      (2%)
   Research Chemicals 2%                 (1%)                    3%
   SAFC 2%                 (2%)                    4%
   Total Customer Sales 2%                 (1%)                    3%
Currency Adjusted
Reported Impact (Organic)
   Research Essentials 2%                 -                      2%
   Research Specialties 6%                 -                      6%
   Research Biotech 3%                 1%                      2%
   Research Chemicals 4%                 -                      4%
   SAFC 9%                 -                      9%
   Total Customer Sales 6%                 1%                      5%
Three Months
Ended December 31, 2010
Twelve Months
Ended December 31, 2010

Reconciliation of Operating Cash Flow to Free Cash Flow
2010 2009 2010 2009 2008 2007 2006
Net cash provided by operating activities 126 $             154 $              523 $             516 $              404 $              417 $               330 $
Less: Capital expenditures (34)                  (32)                  (99)                  (120)                (90)                  (78)                   (75)
Free cash flow 92 $                122 $              424 $             396 $              314 $              339 $               255 $
December 31,
Twelve Months Ended Three Months Ended
December 31,
In millions